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                                                               EXHIBIT 23.4


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the inclusion in this registration statement on Form S-1 of our report dated February 8, 1997, on our audits of the consolidated financial statements of Benchmark Communications Radio Limited Partnership. We also consent to the reference to our firm under the caption "Experts".



                                            COOPERS & LYBRAND L.L.P.

Dallas, Texas
May 1, 1998